UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2010

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 Southwest Longview Blvd., Lee's Summit, Missouri		64081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 4, 2010 Hawthorn Bancshares, Inc. issued a press release announcing that its Board of Directors approved a quarterly cash dividend of 5 cents per common share, payable January 1, 2011 to shareholders of record at the close of business December 15, 2010. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

November 4, 2010	By:	James E. Smith

Name: James E. Smith
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Hawthorn Bancshares Declares Quarterly Dividend of $0.05 per Common Share